UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  November 26, 1999

                      PROVIDENT BANK HOME EQUITY LOAN TRUST
            Home Equity Loan Asset-Backed Notes, Series 1999-A


New York (governing law of          333-81675       Pending
Pooling and Servicing Agreement)    (Commission     IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, MD                                        (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On November 26, 1999 a distribution was made to holders of PROVIDENT BANK HOME EQUITY LOAN TRUST, Home Equity Loan Asset-Backed Notes,
Series 1999-A Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
                                 Monthly report distributed to holders of
             EX-99.1 Home Equity Loan Asset-Backed Notes, Series 1999-A Trust, relating to the
                                  November 26, 1999 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     PROVIDENT BANK HOME EQUITY LOAN TRUST
            Home Equity Loan Asset-Backed Notes, Series 1999-A

              By:   Norwest Bank Minnesota, N.A., as Administrator
              By:   /s/ Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 12/01/99


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1        Monthly report distributed to holders of PROVIDENT
               BANK Home Equity Loan Asset-Backed Notes, Series 1999-A Trust, relating to the November 26, 1999 distribution.